UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 25, 2007


                     American Home Mortgage Investment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


           Maryland                     001-31916               20-0103914
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


  538 Broadhollow Road, Melville, New York                             11747
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  (Address of Principal Executive Offices)                          (Zip Code)


  Registrant's telephone number, including area code:     (516) 396-7700
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          (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Item 2.02 Results of Operations and Financial Condition

Item 2.02   Results of Operations and Financial Condition

        On January 25, 2007, American Home Mortgage Investment Corp. (the "Company") issued a press release reporting financial results for the quarter ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits:

        99.1   -    Press Release, dated January 25, 2007.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 25, 2007                  AMERICAN HOME MORTGAGE
                                         INVESTMENT CORP.


                                         By:         /s/ Stephen A. Hozie
                                             -----------------------------------
                                             Name:   Stephen A. Hozie
                                             Title:  Chief Financial Officer

                                  EXHIBIT INDEX

       EXHIBIT NUMBER                                    DESCRIPTION

            99.1                Press Release, dated January 25, 2007.